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This is filed pursuant to Rule 497(e).
                                          The Alliance Portflios-
Alliance Capital [LOGO](R)                   Alliance Growth Fund
_________________________________________________________________


Supplement dated April 21, 1997 to the Statement of Additional
Information dated February 3, 1997 of Alliance Growth Fund (the
"Fund").

         The Fund has expanded the categories of investors eligible to purchase Class A shares at net asset value.
Accordingly, under "Purchase of Shares--Class A Shares--Sales at
Net Asset Value," clause (v) is revised, as follows:

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal
         Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services;

         The disclosure under "Purchase of Shares--General" is revised to provide that:

         A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.









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